FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Investor Presentation

January 2022

FATBURGER Since 1952

Marble SLAB CREAMERY

Johnny Rockets BURGERS, SHAKES, FRIES & FUN

HURRICANE GRILL & WINGS

ROUND TABLE PIZZA ROYALTY

GREAT AMERICAN cookies

HOT DOG ON A STICK since 1946

Buffalo's CAFE | EXPRESS

TWIN PEAKS EATS • DRINKS • SCENIC VIEWS

PONDEROSA STEAKHOUSE

BONANZA STEAKHOUSE

native grill est. 1979 wings

YALLA mediterranean

ELEVATION BURGER

FAZOLI'S

PRETZELMAKER


GREAT AMERICAN
ROUND TABLE
PIZZA ROYALTY
PRETZELMAKER
WITH A TWIST!
FRESH 1991
FATBURGER

LEGAL DISCLAIMER

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial performance and growth of the Company, the Company's ability to open stores in the development pipeline, and the Company's ability to conduct future accretive and successful acquisitions and integrate acquired brands. Forward-looking statements reflect the Company's expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic. These risks, uncertainties and contingencies are difficult to predict and beyond our control, and could cause our actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, including our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this presentation. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this presentation.

PLATFORM HIGHLIGHTS



FAT BRANDS
FRESH. AUTHENTIC. TASTY.

INVESTMENT HIGHLIGHTS

FAT Brands Inc. is a leading multi-brand restaurant franchising company

- Develops, acquires and markets quick-service, fast casual, casual dining and polished casual dining restaurant concepts
- Strategic focus on generating revenue through franchise fees and royalty streams via an asset-light model


Global Restaurant Franchising Company


Asset-Light Business Model


Growth Driven by Organic Measures and Synergistic Acquisitions


HURRICANE
GRILL & WINGS
HURRICANE
GRILL & WINGS
Opportunities to Eliminate Overhead by Consolidating Brands onto FAT Platform


Proven History of Acquiring and Integrating Brands onto FAT Platform


Significant Management Team Depth and Expertise

PLATFORM OVERVIEW

17 Brands	750+ Franchise Partners
40 Countries	300+ Multi-Unit Franchisees
48 U.S. States	2,300+ Restaurants (95% franchised)

800+ Unit Development Pipeline


Existing FAT Brands locations

1. As of December 26, 2021

DIVERSIFIED PORTFOLIO OF RESTAURANT CONCEPTS

QSR	Fast Casual	Casual Dining	Polished Casual
Round Table Pizza Royalty	Fatburger Since 1952	Buffalo's Cafe | Express	Twin Peaks Eats • Drinks • Scenic Views
Fazoli's	Johnny Rockets Burgers, Shakes, Fries & Fun	Hurricane Grill & Wings	
Marble Slab Creamery	Elevation Burger	native grill wings est. 1979	
Hot Dog on a Stick since 1946	Yalla mediterranean	Ponderosa Steakhouse	
Great American Cookies		Bonanza Steakhouse	
Pretzelmaker Freshness With A Twist			

CURRENT UNIT COUNT


416
373
365
295
224
214
190
87
51
44
37
33
23
15
3
ROUND TABLE PIZZA ROYALTY
GREAT AMERICAN cookies
Marble SLAB CREAMERY
Johnny Rockets BURGERS, SHAKES, FRIES & FUN
PRETZELMAKER Freshness With A Twist
FAZOLI'S
FATBURGER
TWIN PEAKS EATS • DRINKS • SCENIC VIEWS
HOT DOG ON A STICK since 1946
HURRICANE GRILL & WINGS
ELEVATION BURGER
PONDEROSA STEAKHOUSE
BONANZA STEAKHOUSE
native grill est. 1979 wings
Buffalo's CAFE | EXPRESS
YALLA mediterranean

1. As of December 26, 2021. Total of ~2,300 locations which includes co-branded Marble Slab Creamery and Great American Cookies locations

PLATFORM BUILT FOR GROWTH

FAT Brands has developed a robust management and systems platform that supports the expansion of its existing brands while enabling the accretive acquisition and efficient integration of additional restaurant concepts

Public Relations	Staff Training	Site Selection	Digital & Media Strategy
Marketing & Advertising	Financial Planning	Supply Chain	Restaurant Design

FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Scalable platform affords FAT Brands the opportunity to synergistically incorporate new concepts with minimal incremental corporate overhead costs

ORGANIC GROWTH STRATEGY

Current development pipeline of 846 new locations to be built

- Development team secured development agreements in a number of new territories
- Strong demand from the franchise partners of recently acquired concepts to develop other brands in the FAT portfolio, and vice versa
- **Represents $50m of potential incremental EBITDA**

Current Development Pipeline



433
271
117
25
846
Fast Casual
QSR
Polished Casual
Casual Dining
FAT Pipeline

ACQUISITION STRATEGY

Disciplined and selective approach to evaluate potential targets with a focus on brands with a proven track record of long-term, sustainable and profitable operating performance

- Fund acquisitions with a combination of cash-on-hand, proceeds from securitization vehicles and equity capital markets

Tuck-In Acquisitions

- Similar to an existing concept or category in the FAT portfolio
- Leverage existing FAT infrastructure to realize cost synergies by eliminating redundant overhead
- Franchise partners benefit from FAT's purchasing power

Standalone High Growth Acquisitions

- High growth concepts with strong development pipelines
- Management team remains in place to ensure continued success
- Twin Peaks and Fazoli's have a combined pipeline of over 120 units to be built

ACQUISITION TIMELINE

Since 2018, FAT has successfully acquired 12 restaurant concepts

2018	2019	2020	2021
Hurricane Grill & Wings; Yalla Mediterranean	Elevation Burger	Johnny Rockets	Fazoli's; Twin Peaks; Native Grill & Wings; Round Table Pizza; Great American Cookies; Marble Slab Creamery; Hot Dog on a Stick; Pretzelmaker

ACQUISITION ACCOMPLISHMENTS

Since the beginning of the COVID-19 pandemic in 2020, FAT Brands completed five acquisitions to further diversify the portfolio

Post-COVID Normalized Systemwide Sales



$2,500m
$2,000m
$1,500m
$1,000m
$500m
$-
$630m
$250m
$650m
$400m
$250m
$50m
$2,230m
FAT BRANDS
FRESH. AUTHENTIC. TASTY.
Pre-COVID
Johnny Rockets
BURGERS, SHAKES, FRIES & FUN
GLOBAL FRANCHISE GROUP
TWIN PEAKS
EATS • DRINKS • SCENIC VIEWS
FAZOLI'S
native
grill esd. 1979 wings
Current

2022 STRATEGIC FOCUS

Build-Out Organic Pipeline of New Stores
(100 of ~800 unit pipeline)

Rate & Re-Issue Securitized Debt = Substantial Savings

Grow Factory Production to Utilize ~70% Excess Capacity

Continue to Digest & Integrate 2021 Acquisitions to Realize Synergies

Cross-Sell & Grow Franchise Development Pipeline

Realize Purchasing Savings from FAT's ~$600m in Purchasing Power

EXPERIENCED MANAGEMENT TEAM

Management Team

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Founder of FAT Brands

Ken J. Kuick | Chief Financial Officer
Noodles & Company, VICI Properties, Caesars Entertainment

Thayer Wiederhorn | Chief Operating Officer
10+ years w/ Fog Cutter Capital and Fatburger

Rob Rosen | EVP Capital Markets
Kodiak Financial Group, Black Diamond Capital Management

Allen Z. Sussman | EVP & General Counsel
Partner Loeb & Loeb LLP

Taylor Wiederhorn | Chief Development Officer
10+ years w/ Fog Cutter Capital and Fatburger

Jenn Johnston | President QSR Division
Global Franchise Group, NexCen Franchise Management

Carl Howard | President & CEO Fazoli's
Fazoli's, Damon's Int'l, bd's Mongolian Barbeque

Joe Hummel | CEO Twin Peaks
Twin Peaks, La Cima Restaurants, Hooters, Naturally Fresh

Jacob Berchtold | President & COO Fast Casual Division
15+ years w/ Fatburger

Gregg Nettleton | President & COO Casual Dining Division
GBS Enterprises, Black Angus Steakhouses, IHOP

Ron Roe | SVP Finance
Fog Cutter Capital, Piper Jaffray

Mason Wiederhorn | Chief Brand Officer
10+ years w/ Fog Cutter Capital and Fatburger

Justin Nedelman | Chief Real Estate Officer
Eureka! Restaurant Group, Fillmore Street Investments LP

Raphael Tomlin | Chief Supply Chain Officer QSR Division
Global Franchise Group, Country Home Bakers, Mission Foods

Don Berchtold | EVP & Chief Concept Officer
20+ years w/ Fog Cutter Capital

Warren Christiansen | Legal Counsel & Director of Franchise Development
10+ years w/ Fog Cutter Capital

Board of Directors

Edward Rensi | Chairman of the Board
Former President & CEO McDonald's USA, CEO Famous Dave's of America

James Neuhauser, CFA | Director & Chair of Audit Committee
Stifel Nicolas & Co, Turtlerock Capital, Exec Committee FBR & Co, Trident Financial, Bank of New England

Amy V. Forrestal | Director
Brookwood Associates, NationsBanc Montgomery Securities, Bank of America Securities

Squire Junger, CPA | Director
Co-Founder Insight Consulting, Former Partner Arthur Anderson

Kenneth J. Anderson | Director
Cedar Tree Capital, Aspiriant, Co-Founder of Quintile Wealth Management, Arthur Anderson

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Founder of FAT Brands

FINANCIAL HIGHLIGHTS


FATBURGER

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

Q3 2021 HIGHLIGHTS


378% Sales Growth[2]
Q3 2021 v Q3 2020
System-Wide
FATBURGER


16.2% SSS Growth[1]
Q3 2021 v Q3 2020
System-Wide


3.5% SSS Growth[1]
Q3 2021 v Q3 2019
System-Wide


$349.8m
System-Wide Sales[2]


$29.8m Total Revenue


THE QUAD CHALLENGE
$7.2m Adj. EBITDA[4]
DO YOU HAVE WHAT IT TAKES TO BE A CHAMPION?

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1. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.
2. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
3. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.
4. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q3 2021 HIGHLIGHTS

Royalties


$3.3m
$2.2m
$3.2m
$4.7m
$4.9m
$6.2m
$13.7m
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

Total Revenue


$4.4m
$3.1m
$4.1m
$6.5m
$6.6m
$8.3m
$29.8m
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

Adj. EBITDA[1]


$0.3m
$(0.36)
$0.6m
$1.7m
$1.1m
$2.1m
$7.2m
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

Adj. EBITDA Margin[2]


8.1%
(14.5%)
18.9%
32.6%
20.2%
30.3%
29.7%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

1. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of total revenue excluding advertising fees.

Q3 2021 SALES IMPROVEMENTS[1 2]

Recently acquired concepts and the continued emergence from the COVID pandemic has driven system-wide sales growth

System-Wide Sales by Quarter [1]


$84.9m
$47.7m
$73.2m
$106.9m
$114.4m
$144.0m
$349.8m
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

1. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

DEBT SUMMARY

Tranche	Face Value [1]	Weighted Avg. Coupon
FAT 2021-1	$144.5	5.92%
FAT GFG 2021-1	$350.0	6.81%
FAT TP 2021-1	$250.0	8.00%
FAT FZ 2021-1	$193.8	6.75%
Convertible Promissory Note	$4.1	6.00%
Total	**$942.3**	**6.97%**

1. Excludes offering costs and / or discounts.

APPENDIX



FAT BRANDS
FRESH. AUTHENTIC. TASTY.

DEFINITIONS

"EBITDA," a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Adjusted EBITDA," a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statement of Operations

	Thirteen Weeks Ended		Thirty Nine Weeks Ended	
	September 26, 2021	September 27, 2020	September 26, 2021	September 27, 2020
(in thousands)				
Revenue				
Royalties	$ 13,742	$ 3,156	$ 24,800	$ 8,678
Franchise fees	1,087	122	2,109	571
Advertising fees	5,483	803	8,043	2,347
Restaurant sales	3,879	—	4,113	—
Factory revenue	5,480	—	5,480	—
Management fees and other income	90	8	148	23
Total revenue	29,761	4,089	44,693	11,619
Costs and expenses				
General and administrative expense	12,966	2,990	23,375	10,626
Restaurant operating expenses	3,660	—	3,904	—
Factory operating expenses	3,473	—	3,473	—
Impairment of assets	—	753	—	3,927
Refranchising (gain) loss	(250)	325	(679)	1,869
Acquisition costs	2,053	503	2,985	633
Advertising expense	5,483	814	8,043	2,358
Total costs and expenses	27,385	5,385	41,101	19,413
Income /(loss) from operations	2,376	(1,296)	3,592	(7,794)
Other income (expense), net				
Interest expense, net	(7,072)	(123)	(11,939)	(2,034)
Interest expense related to preferred shares	(173)	(323)	(725)	(1,251)
Net loss on extinguishment of debt	(13)	(88)	(6,418)	(88)
Change in fair value of derivative liability	—	(374)	—	887
Gain on contingent consideration payable adjustment	—	1,680	—	1,680
Other expense, net	64	(63)	189	6
Total other (expense) income, net	(7,194)	709	(18,893)	(800)
Loss before income tax expense	(4,818)	(587)	(15,301)	(8,594)
Income tax benefit	(1,183)	(19)	(3,303)	(1,405)
Net loss	(3,635)	(568)	(11,998)	(7,189)
Less: Net loss attributable to noncontrolling interest	(14)	—	(19)	—
Net loss attributable to FAT Brands Inc.	$ (3,621)	$ (568)	$ (11,979)	$ (7,189)
Basic and diluted loss per share	$ (0.26)	$ (0.04)	$ (0.85)	$ (0.55)
Basic and diluted weighted average shares outstanding	14,144,857	13,101,791	14,094,772	13,077,480
Cash dividends declared per common share	$ 0.13	$ —	$ 0.39	$ —

Does not include effects of FAT TP Series 2021-1 or FAT FZ Series 2021-1 Whole Business Securitization's

CONSOLIDATED EBITDA & ADJUSTED EBITDA RECONCILIATION

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

	Thirteen Weeks Ended		Thirty Nine Weeks Ended	
	September 26, 2021	September 27, 2020	September 26, 2021	September 27, 2020
(in thousands)				
Net loss attributable to FAT Brands Inc.	$ (3,621)	$ (568)	$ (11,979)	$ (7,189)
Interest expense, net	7,245	446	12,664	3,285
Income tax benefit	(1,183)	(19)	(3,303)	(1,405)
Depreciation and amortization expense	2,377	263	3,161	763
EBITDA	4,818	122	543	(4,546)
Provision for bad debts	202	—	225	—
Share-based compensation expenses	258	45	488	61
Non-cash lease expenses (1)	127	91	404	174
Acquisition costs	2,053	503	2,985	633
Refranchising (gain) loss	(250)	325	(679)	1,869
Net loss on extinguishment of debt	13	88	6,418	88
Gain on contingent consideration payable adjustment	—	(1,680)	—	(1,680)
Impairment loss	—	753	—	3,927
Change in fair value - derivative liability	—	374	—	(887)
Adjusted EBITDA	$ 7,221	$ 621	$ 10,384	$ (361)

(1) Included non-cash lease expenses related to new lease accounting standards

Does not include effects of FAT TP Series 2021-1 or FAT FZ Series 2021-1 Whole Business Securitization's

ADJUSTED NET LOSS RECONCILIATION

FAT Brands Inc. Adjusted Net Loss Reconciliation

	Thirteen Weeks Ended		Thirty Nine Weeks Ended	
	September 26, 2021	**September 27, 2020**	**September 26, 2021**	**September 27, 2020**
(in thousands)				
Net loss attributable to FAT Brands Inc.	$ (3,621)	$ (568)	$ (11,979)	$ (7,189)
Refranchising (gain) loss	(250)	325	(679)	1,869
Acquisition costs	2,336	503	2,985	633
Net loss on extinguishment of debt	13	88	6,418	88
Tax adjustments, net [1]	(515)	(30)	(1,883)	(423)
Adjusted net loss attributable to FAT Brands Inc.	$ (2,037)	$ 318	$ (5,138)	$ (5,022)
Loss per basic and diluted share	$ (0.26)	$ (0.04)	$ (0.85)	$ (0.55)
Adjusted loss per basic and diluted share	$ (0.14)	$ 0.02	$ (0.36)	$ (0.38)
Weighted average basic and diluted shares outstanding	14,144,857	13,101,791	14,094,772	13,077,480

(1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods

Does not include effects of FAT TP Series 2021-1 or FAT FZ Series 2021-1 Whole Business Securitization's

CONTACT

INVESTOR RELATIONS:

ICR
LYNNE COLLIER
IR-FATBRANDS@ICRINC.COM
646-430-2216

MEDIA RELATIONS:

FAT BRANDS
ERIN MANDZIK
EMANDZIK@FATBRANDS.COM
860-212-6509


Johnny ROCKETS

FAT BRANDS
FRESH. AUTHENTIC. TASTY.